Certain statements in this press release constitute "forward-looking statements". When used in this press release, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism, and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth; the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any proposed acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

I. Growth Expanding Interactive TV and Broadband Networks Increasing Guestroom Revenue and Gross Profit Diversifying Revenue Sources II. Improved Profitability Focusing on Operating Leverage within Business and Technology III. Cash Flow Generation Managing Capital Investment Activities Business Strategy

Growth Strategy Expanding Networks & Integrating Solutions Expansion into Vertical Niche Markets - Hotels, Healthcare, Travel Centers, Others Multiple Platforms within Markets - Cable, VOD & Broadband Increasing Array of Solutions - Entertainment, Internet & Technical Service

Leader High-Speed Internet Access Solutions Solid reputation: quality solutions and service Preferred Provider: Marriott, Hilton, Starwood, InterContinental, Omni Rapid Growth: 40% room base growth in 2006 - 140,000 total rooms Resulting Total Rooms: 5x increase to 175,000 - third largest room base Creates Unique Market Offering Only Company with employee-based Call Center and Nationwide Service Only Company with integrated IP/HSIA and Interactive TV offering Only Company with transparent financial stability Fulfills Growing Customer Demand Internet Access #1 Factor Influencing Business Guest Hotel Choice (Jupiter Research) Strategic Acquisition

Attractive Business Opportunity Asset Purchase for $15 Million in Cash - No Debt Assumed - Closing anticipated in First Quarter 2007; subject to certain conditions - Operate as division of LodgeNet; Management to stay "Cash Flow Without Capital" Business Model - "System Sale" 2007 Forecast: Revenue - $15 million; AOCF - Neutral Business Opportunities: - Grow rooms - cross sell into 1.0 million iTV rooms - Improve margins - better purchasing; more efficient installations - Operational leverage - field service and corporate operations - Excellent positioning - Integrated IP Solutions and Applications Strategic Acquisition

Digital Platform Focused Healthcare Initiative 17 Hospitals Under Contract 2006 Revenue = $2.2 Million Increasing Marketing Efforts in 2007 New Sites Include: - Cypress Fairbanks Medical Center - Houston,TX - Barton Memorial Hospital - Lake Tahoe, CA - Lancaster General Hospital - Lancaster, PA

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 1001929 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1053806 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - More Than One Million Rooms 2002 2003 2004 2005

Average Contract Length 6.5 Years Annual Revenue $ 321 Annual Cash Flow $ 134 Total Cash Flow Over Life $ 871 Average Capital Investment $ 344 Payback Period 2.6 Years Cash-on-Cash Return 39.8% Q3 '06 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM September '06 actual results

Digital Growth Strategy Positive Impact on Financial Results Average TTM Revenue $26.76 Return On Investment Approx 35%+ Digital in 71% of Room Base - Approaching 100% in 3 Years Revenue Lift With Increase in Digital Rooms Driving More Revenue Through Digital Platform On-Screen Marketing SportsNet "Download TV" Focus on High Potential Segments Best Rooms for New Revenue Initiatives Remove Underperforming Rooms Advertising High-Speed Data Services

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 9 mo '04 Q4 '04 Q1 '05 Q2 '05 9 mo '05 Q4 '05 Q1 '06 Q2 '06 9 mo '06 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 66.3 201.8 266 65.9 68.1 208.2 275.8 70.2 71.9 218.6 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Revenue Growth + 6.3% + 3.2% + 5.0% Digital Platform Installed in 71% of Rooms Improved Revenue Per Room Metrics (in millions)

Increases Due To: - Strong Theatrical Titles - Diverse Base of Theatrical Titles - More Popular TV On Demand Programming - Increases in Cable Programming, Offset by TV Internet & Games 1st 9 mo 1st 9 mo 2006 2005 % Change Movie Revenue $ 17.56 $ 17.11 2.6% Other Interactive Services 5.80 5.60 3.6% Total Per Guest Pay Room $ 23.36 $ 22.71 2.9% First 9 Months Revenue Analysis Per room per month

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 9 mo '04 Q4 '04 Q1 '05 Q2 '05 9 mo '05 Q4 '05 Q1 '06 Q2 '06 9 mo '06 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 23.1 85 21.8 22.8 69.1 90.2 22.1 24 70.9 92.3 23.6 23.7 72.1 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment + 6.5% + 2.5% +1.7%

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 9 mo '04 Q4 '04 Q1 '05 Q2 '05 9 mo '05 Q4 '05 Q1 '06 Q2 '06 9 mo '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 3.2 10.7 13 4 6.1 17.8 22.7 6.1 6.8 21.1 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Operating Income (in millions) $10.7 $17.8 $ 21.1 Increasing Revenue - Stable Cost Base Reduced Depreciation

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 9 mo '04 Q4 '04 Q1 '05 Q2 '05 9 mo '05 Q2 '06 9 mo '06 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -5 -14.7 -20.8 -3.6 -1.7 -4.7 0.529 2 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) 9 mo '04 9 mo '05 9 mo '06 Net Income (Loss) $(14.7) $(4.7) $ 2.0 Increasing Income from Operations Decreasing Interest Expense

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 23 Cash Flow Generation* $6.3 (in millions) $(5.1) $12.8 $21.0 - $23.0 * Cash Flow from Operating Activities, Net of Investing Activities

Cash Flow Analysis 2006 2005 Q3 '06 Cash from Operations $ 60.1 $ 52.2 $ 72.2 Corp Capital / Minor Extensions (10.3) (9.3) (13.9) Digital Renewal Investment * (10.2) (10.3) (14.0) Pre-Expansion Cash Flow $ 39.6 $ 32.6 $ 44.3 New Room Investment ** (16.1) (19.6) (20.9) Post- Expansion Cash Flow $ 23.5 $ 13.0 $ 23.3 *Digital Upgrade Rooms 41,390 38,917 56,258 **New Digital Rooms 48,164 58,312 61,583 (in millions) TTM 1st 9 Months 9 Mo. Cash from Operations Up 15.1% 9 Mo. Pre-Expansion Cash Flow Up 21.8% 9 Mo. Post-Expansion Cash Flow Up 81.1%

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(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income